Exhibit 99.1

CBAK Energy Reports Second Quarter and First Half 2024 Unaudited Financial Results

DALIAN, China, August 9, 2024 /PRNewswire/ -- CBAK Energy Technology, Inc. (NASDAQ: CBAT) (“CBAK Energy,” or the “Company”) a leading lithium-ion battery manufacturer and electric energy solution provider in China, today reported its unaudited financial results for the second quarter and the first half of 2024 ended June 30, 2024.

First Half of 2024 Financial Highlights

●	Net revenues from sales of batteries were $80.4 million, an increase of 55% from $51.8 million in the same period of 2023.

-	Net revenues from batteries used in light electric vehicles were $3.3 million, an increase of 7% from $3.1 million in the same period of 2023.

-	Net revenues from batteries used in electric vehicles were $0.7 million, a decrease of 65% from $2.0 million in the same period of 2023.

-	Net revenues from residential energy supply & uninterruptible supplies were $76.4 million, an increase of 63% from $46.8 million in the same period of 2023.

●	Gross margin for the battery business was 39.0%, an increase of 26.2 percentage points from 12.8% in the same period of 2023.

●	Net income from the battery business was $19.6 million, compared to net loss of $1.0 million in the same period of 2023.

Yunfei Li, Chairman and Chief Executive Officer of the Company, commented, “We are thrilled to share with our shareholders and investors that we have achieved a remarkable 55% increase in net revenues from our battery business, reaching $80.4 million for the first half of the year. This significant growth is particularly notable given the broader industry challenges and declining sales volumes faced by our competitors. Our strategic pivot towards residential energy solutions and diverse energy storage applications has been a key driver of this success, with the bulk of our revenue increase coming from these sectors. Our major clients remain highly satisfied with the performance of our products and continue to show strong loyalty. We are confident that this exceptional sales momentum will continue to drive our success in the future.”

Jiewei Li, Chief Financial Officer and Secretary of the Board of the Company, added, “In addition to the remarkable surge in net revenues from our battery business, we are thrilled to report an impressive gross margin of 39% for the first half of the year. This outstanding performance not only highlights our efficiency but also places us ahead of all our competitors in battery manufacturing. Consequently, our net income from the battery sector has reached $19.6 million, surpassing the figures from the previous fiscal year.

We are confident that our gross margin will remain robust due to high client satisfaction with our battery products, and we anticipate continued growth in net income in the upcoming quarters. Furthermore, we are engaged in discussions with several private equity investors regarding both our sodium and lithium battery segments. These investors are showing interest in contributing capital at a significantly higher valuation. We expect to finalize these transactions and deliver positive news to the market.”

Second Quarter of 2024 Business Highlights & Recent Developments

●	In June, CBAK Energy announced that its subsidiary, CBAK Power, had secured an order valued at almost USD7.0 million from a Renowned European Client.

●	In June, CBAK Energy unveiled a significant advancement in fast-charging technology with the enhanced model 32140 battery, achieving a full charge in just 35 minutes.

Second Quarter of 2024 Financial Results

Net revenues1 were $47.8 million, representing an increase of 13% compared to $42.4 million in the same period of 2023. This increase was primarily attributable to an increase in revenue from the Company’s battery business.

Among these revenues, detailed revenues from our battery business are:

Battery Business	2023 Second Quarter	2024 Second Quarter	% Change YoY
Net Revenues ($)	22,232,003	35,598,124	60
Gross Profits ($)	3,425,147	12,912,293	276
Gross Margin	15.4%	36.3%	-
Net (Loss) Income ($)	(1,126,224)	7,892,641	-
Net Revenues from Battery Business on Applications ($)
Electric Vehicles	135,731	199,258	46
Light Electric Vehicles	1,147,902	1,825,501	59
Residential Energy Supply & Uninterruptable supplies	20,948,370	33,573,365	60
Total	22,232,003	35,598,124	60

[1]	Net revenues consist of the Company’s self-operated battery business and Hitrans, which was acquired in 2021, an independently managed raw materials business.

Cost of revenues was $35.1 million, representing a slightly decrease of 9% from $38.5 million in the same period of 2023. The decrease in the cost of revenues corresponds to the Company’s higher gross profit from the battery business.

Gross profit was $12.7 million, representing an increase of 227% from $3.9 million in the same period of 2023. Gross margin was 26.6%, compared to 9.2% in the same period of 2023.

Total operating expenses were $6.8 million, representing a decrease of 12% from $7.7 million in the same period of 2023.

●	Research and development expenses was $3.0 million for the three months ended June 30, 2024 and 2023.

●	Sales and marketing expenses were $1.4 million, an increase of 42% from $1.0 million in the same period of 2023.

●	General and administrative expenses were $3.1 million, a slightly decrease of 14% from $3.6 million in the same period of 2023.

●	Recover of doubtful accounts was $0.67 million, compared to a provision of doubtful accounts of $0.13 million in the same period of 2023.

Operating income amounted to $5.9 million, compared to an operating loss of $3.8 million in the same period of 2023.

Finance income, net amounted to $0.7, compared to $0.3 million in the same period of 2023.

Change in fair value of warrants was nil, compared to $0.04 million in the same period of 2023.

Net income attributable to shareholders of CBAK Energy was $6.45 million, compared to net loss attributable to shareholders of CBAK Energy of $2.6 million in the same period of 2023.

Net income attributable to shareholders of CBAK Energy (after deducting the change in fair value of warrants) was $6.45 million, compared to a net loss of $2.7 million in the same period of 2023, mainly due to the strong performance of our battery business.

Basic and diluted income per share were both $0.07, compared to basic and diluted loss per share of $0.03 in 2023.

First Half of 2024 Financial Results

Net revenues1 were $106.6 million, representing an increase of 26% compared to $84.8 million in the same period of 2023. This increase was primarily attributable to an increase in revenue from the Company’s battery business.

Among these revenues, detailed revenues from our battery business are:

Battery Business	2023 First Half	2024 First Half	% Change YoY
Net Revenues ($)	51,835,386	80,435,993	55
Gross Profits ($)	6,638,505	31,375,815	372
Gross Margin	12.8%	39.0%	-
Net (Loss) Income ($)	(1,017,300)	19,575,070	-
Net Revenues from Battery Business on Applications ($)
Electric Vehicles	1,955,979	679,439	-65
Light Electric Vehicles	3,115,959	3,335,793	7
Residential Energy Supply & Uninterruptable supplies	46,763,448	76,420,761	63
Total	51,835,386	80,435,993	55

[1]	Net revenues consist of the Company’s self-operated battery business and Hitrans, which was acquired in 2021, an independently managed raw materials business.

Cost of revenues was $75.0 million, representing a slightly decrease of 4% from $78.0 million in the same period of 2023. The increase in the cost of revenues corresponds to the Company’s higher gross profit from the battery business.

Gross profit was $31.5 million, representing an increase of 22% from $6.8 million in the same period of 2023. Gross margin was 29.5%, compared to 8.0% in the same period of 2023.

Total operating expenses were $15.3 million, representing an increase of 14% from $13.4 million in the same period of 2023.

●	Research and development expenses were $5.8 million, an increase of 6% from $5.4 million in the same period of 2023.

●	Sales and marketing expenses were $3.1 million, an increase of 8.4% from $1.7 million in the same period of 2023.

●	General and administrative expenses were $7.2 million, an increase of 19% from $6.1 million in the same period of 2023.

●	Recover of doubtful accounts was $0.8 million, compared to a provision of doubtful accounts of $0.26 million in the same period of 2023.

Operating income amounted to $16.2 million, compared to an operating loss of $6.7 million in the same period of 2023.

Finance income, net amounted to $0.7, compared to $0.3 million in the same period of 2023.

Change in fair value of warrants was nil, compared to $0.12 million in the same period of 2023.

Net income attributable to shareholders of CBAK Energy was $16.3 million, compared to net loss attributable to shareholders of CBAK Energy of $4.0 million in the same period of 2023.

Net income attributable to shareholders of CBAK Energy (after deducting the change in fair value of warrants) was $16.3 million, compared to a net loss of $4.1 million in the same period of 2023, mainly due to the strong performance of our battery business.

Basic and diluted income per share were both $0.18, compared to basic and diluted loss per share of $0.05 in 2023.

Conference Call

CBAK Energy’s management will host an earnings conference call at 8:00 AM U.S. Eastern Time on Friday, August 9, 2024 (8:00 PM Beijing/Hong Kong Time on August 9, 2024).

For participants who wish to join our call online, please visit:

https://edge.media-server.com/mmc/p/etm9tt44

Participants who plan to ask questions during the call will need to register at least 15 minutes prior to the scheduled call start time using the link provided below. Upon registration, participants will receive the conference call access information, including dial-in numbers, a unique pin, and an email with detailed instructions.

Participant Online Registration:

https://register.vevent.com/register/BI88cb5143d85b4257ac2ba1e1f0e4d8e2

Once completing the registration, please dial-in at least 10 minutes before the scheduled start time of the conference call and enter the personal pin as instructed to connect to the call.

A replay of the conference call may be accessed within seven days after the conclusion of the live call at the following website: https://edge.media-server.com/mmc/p/etm9tt44

The earnings release and the link for the replay are available at ir.cbak.com.cn.

About CBAK Energy

CBAK Energy Technology, Inc. (NASDAQ: CBAT) is a leading high-tech enterprise in China engaged in the development, manufacturing, and sales of new energy high power lithium and sodium batteries, as well as the production of raw materials for use in manufacturing high power lithium batteries. The applications of the Company’s products and solutions include electric vehicles, light electric vehicles, energy storage and other high-power applications. In January 2006, CBAK Energy became the first lithium battery manufacturer in China listed on the Nasdaq Stock Market. CBAK Energy has multiple operating subsidiaries in Dalian, Nanjing, Shaoxing and Shangqiu, as well as a large-scale R&D and production base in Dalian.

For more information, please visit ir.cbak.com.cn.

Safe Harbor Statement

This press release contains “forward-looking statements” that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Our actual results may differ materially or perhaps significantly from those discussed herein, or implied by, these forward-looking statements.

Any forward-looking statements contained in this press release are only estimates or predictions of future events based on information currently available to our management and management’s current beliefs about the potential outcome of future events. Whether these future events will occur as management anticipates, whether we will achieve our business objectives, and whether our revenues, operating results, or financial condition will improve in future periods are subject to numerous risks. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: significant legal and operational risks associated with having substantially all of our business operations in China, that the Chinese government may exercise significant oversight and discretion over the conduct of our business and may intervene in or influence our operations at any time, which could result in a material change in our operations and/or the value of our securities or could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless, the effects of the global Covid-19 pandemic or other health epidemics, changes in domestic and foreign laws, regulations and taxes, the volatility of the securities markets; and other risks including, but not limited to, the ability of the Company to meet its contractual obligations, the uncertain markets for the Company’s products and business, macroeconomic, technological, regulatory, or other factors affecting the profitability of our products and solutions that we discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K as well as in our other reports filed or furnished from time to time with the SEC. You should read these factors and the other cautionary statements made in this press release. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

For further inquiries, please contact:

In China:

CBAK Energy Technology, Inc.
Investor Relations Department
Phone: +86-18675423231
Email: ir@cbak.com.cn

CBAK Energy Technology, Inc. and Subsidiaries

Condensed consolidated Balance Sheets

As of December 31, 2023 and June 30, 2024

(Unaudited)

(In US$ except for number of shares)

	December 31, 2023	June 30, 2024
		(Unaudited)
Assets
Current assets
Cash and cash equivalents	$4,643,267	$9,709,059
Pledged deposits	54,179,549	10,418,508
Short-term deposits	-	34,342,812
Trade and bills receivable, net	28,653,047	32,710,720
Inventories	33,413,422	31,226,831
Prepayments and other receivables	7,459,254	5,017,982
Receivables from a former subsidiary, net	74,946	12,620
Total current assets	128,423,485	123,438,532

Property, plant and equipment, net	91,628,832	86,966,492
Construction in progress	37,797,862	36,086,788
Long-term investments, net	2,565,005	2,256,386
Prepaid land use rights	11,712,704	11,281,490
Intangible assets, net	841,360	599,350
Deposit paid for acquisition of long-term investments	7,101,492	15,934,172
Operating lease right-of-use assets, net	1,084,520	3,053,819
Total assets	$281,155,260	$279,617,029

Liabilities
Current liabilities
Trade and bills payable	$82,429,575	$71,644,150
Short-term bank borrowings	32,587,676	35,077,469
Other short-term loans	339,552	338,623
Accrued expenses and other payables	41,992,540	33,431,784
Payables to a former subsidiary, net	411,111	418,499
Deferred government grants, current	375,375	482,714
Product warranty provisions	23,870	17,888
Operating lease liability, current	691,992	994,562
Finance lease liability, current	1,643,864	1,424,535
Income tax payable	-	798,715
Total current liabilities	160,495,555	144,628,939

Deferred government grants, non-current	6,203,488	5,700,353
Product warranty provisions	522,574	434,724
Operating lease liability, non-current	475,302	2,326,064
Total liabilities	167,696,919	153,090,080

Commitments and contingencies

Shareholders’ equity
Common stock $0.001 par value; 500,000,000 authorized; 90,063,396 issued and 89,919,190 outstanding as of December 31, 2023 and 90,083,396 issued and 89,939,190 outstanding as of June 30, 2024	90,063	90,083
Donated shares	14,101,689	14,101,689
Additional paid-in capital	247,465,817	247,674,563
Statutory reserves	1,230,511	1,230,511
Accumulated deficit	(134,395,762)	(118,113,850)
Accumulated other comprehensive loss	(11,601,403)	(14,326,079)
	116,890,915	130,656,917
Less: Treasury shares	(4,066,610)	(4,066,610)
Total shareholders’ equity	112,824,305	126,590,307
Non-controlling interests	634,036	(63,358)
Total equity	113,458,341	126,526,949
Total liabilities and shareholder’s equity	$281,155,260	$279,617,029

See accompanying notes to the condensed consolidated financial statements.

CBAK Energy Technology, Inc. and Subsidiaries

Condensed consolidated Statements of Operations and Comprehensive Income (Loss)

For the three and six months ended June 30, 2023 and 2024

(Unaudited)

(In US$ except for number of shares)

	Three months ended June 30,		Six months ended June 30,
	2023	2024	2023	2024
Net revenues	$42,420,870	$47,793,045	$84,817,571	$106,615,477
Cost of revenues	(38,536,228)	(35,065,019)	(78,027,185)	(75,106,404)
Gross profit	3,884,642	12,728,026	6,790,386	31,509,073
Operating expenses:
Research and development expenses	(2,980,718)	(2,955,509)	(5,436,046)	(5,771,027)
Sales and marketing expenses	(963,588)	(1,368,373)	(1,684,592)	(3,092,405)
General and administrative expenses	(3,582,893)	(3,129,994)	(6,062,028)	(7,222,521)
Recovery of (provision for) doubtful accounts	(130,493)	673,330	(261,660)	787,343
Total operating expenses	(7,657,692)	(6,780,546)	(13,444,326)	(15,298,610)
Operating income (loss)	(3,773,050)	5,947,480	(6,653,940)	16,210,463
Finance (expenses) income, net	252,472	688,721	257,783	698,384
Other income, net	238,040	141,975	421,253	509,413
Share of loss of equity investee	-	18,824	-	-
Gain on disposal of equity investee	-	26,912	-	26,912
Change in fair value of warrants	36,000	-	121,000	-
Income before income tax	(3,246,538)	6,823,912	(5,853,904)	17,445,172
Income tax credit (expenses)	307,311	(800,727)	710,195	(1,849,513)
Net income (loss)	(2,939,227)	6,023,185	(5,143,709)	$15,595,659
Less: Net (income) loss attributable to non-controlling interest	304,237	422,277	1,128,364	686,253
Net income (loss) attributable to CBAK Energy Technology, Inc.	$(2,634,990)	$6,445,462	$(4,015,345)	$16,281,912

Net income (loss)	(2,939,227)	6,023,185	(5,143,709)	15,595,659
Other comprehensive loss
– Foreign currency translation adjustment	(6,639,109)	(829,769)	(5,890,330)	(2,735,817)
Comprehensive (loss) income	(9,578,336)	5,193,416	(11,034,039)	12,859,842
Less: Comprehensive (loss) income attributable to non-controlling interest	643,620	423,171	1,373,641	697,394
Comprehensive (loss) income attributable to CBAK Energy Technology, Inc.	$(8,934,716)	$5,616,587	$(9,660,398)	$13,557,236

Income (loss) per share
– Basic	$(0.03)*	$0.07	$(0.05)	$0.18
– Diluted	$(0.03)*	$0.07	$(0.05)	$0.18

Weighted average number of shares of common stock:
– Basic	89,029,399	89,931,617	89,021,424	89,931,727
– Diluted	89,029,399	90,111,613	89,021,424	90,289,544

See accompanying notes to the condensed consolidated financial statements.